EXHIBIT 32.1

SECTION 1350 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

1. The accompanying Annual Report on Form 10-K for the year ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of Cachet Financial Solutions, Inc..

Date: April 14, 2016	/s/ Jeffrey C. Mack
Jeffrey C. Mack
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Annual Report on Form 10-K or as a separate disclosure document.

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